SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [ X ]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[     ]  Preliminary Proxy Statement       [     ] Confidential, For Use of the
[  X  ]  Definitive Proxy Statement                Commission Only (as permitted
[     ]  Definitive Additional Materials           by Rule 14a-6(e)(2))
[     ]  Soliciting  Material Pursuant to Rule 14a-11(c) or
         Rule 14a-12

                            OPEN PLAN SYSTEMS, INC.
                (Name of Registrant as Specified in Its Charter)

    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[  X  ]  No fee required.

[     ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         (1)   Title of each class of securities to which transaction applies:
               ..............................................................
         (2)   Aggregate number of securities to which transaction applies:
               ..............................................................
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
               .................................................................
         (4)   Proposed maximum aggregate value of transaction:
               .................................................................
         (5)   Total fee paid:
               .................................................................

[     ]  Fee paid previously with preliminary materials.
               .................................................................

[     ]  Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1)      Amount previously paid:
                  ..............................................................
         (2)      Form, Schedule or Registration Statement No.:
                  ..............................................................
         (3)      Filing Party:
                  ..............................................................
         (4)      Date Filed:
                  ..............................................................

                                                               [GRAPHIC OMITTED]




                                                                  April 12, 2000




Dear Shareholder:

     You are cordially invited to attend the 2000 Annual Meeting of Shareholders to be held on Friday, May 12, 2000 at 2:00 p.m. in the Piedmont Room at Crestar Bank, 919 East Main Street, 4th Floor, Richmond, Virginia 23219. At the Annual Meeting, you will be asked to elect two directors each to serve for a three-year term, to approve the 2000 Stock Option Plan for Non-Employee Directors, and to ratify the appointment of independent auditors for the Company for 2000. Enclosed with this letter is a formal notice of the Annual Meeting, a Proxy Statement and a form of proxy.

     Whether or not you plan to attend the Annual Meeting, it is important that your shares be represented and voted. Please complete, sign, date and return the enclosed proxy promptly using the enclosed postage-paid envelope. The enclosed proxy, when returned properly executed, will be voted in the manner directed in the proxy.

     We hope you will participate in the Annual Meeting, either in person or by proxy.

                                                         Sincerely,



                                                         John L. Hobey
                                                         Chief Executive Officer











                . . . . . Remanufactured Workstations . . . . . .

4299 CAROLINA AVENUE BUILDING C RICHMOND, VA 23222 804.228.5600/FAX 804.228.5656

                             OPEN PLAN SYSTEMS, INC.
                        4299 Carolina Avenue, Building C
                            Richmond, Virginia 23222

                               ___________________

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                               ___________________

     The Annual Meeting of Shareholders (the "Annual Meeting") of Open Plan Systems, Inc. (the "Company") will be held on Friday, May 12, 2000 at 2:00 p.m. in the Piedmont Room at Crestar Bank, 919 East Main Street, 4th Floor, Richmond, Virginia 23219, for the following purposes:

     1. To elect two directors to serve for terms of three years expiring at the 2003 annual meeting of shareholders;

     2. To consider and act upon a proposal to adopt the 2000 Stock Option Plan for Non-Employee Directors;

     3. To consider and act upon a proposal to ratify the appointment of the firm of Ernst & Young LLP as independent auditors for the Company for the fiscal year ending December 31, 2000; and

     4. To act upon such other matters as may properly come before the Annual Meeting.

     Only holders of shares of Common Stock of record at the close of business on April 5, 2000, the record date fixed by the Board of Directors of the Company, are entitled to notice of, and to vote at, the Annual Meeting.

     Please sign and promptly mail the enclosed proxy to insure the presence of a quorum at the Annual Meeting.


                                              By Order of The Board of Directors

                                                              Neil F. Suffa
                                                              Secretary


April 12, 2000


                                    IMPORTANT

     WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, PLEASE VOTE, SIGN, DATE AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE YOUR SHARES IN PERSON, EVEN THOUGH YOU HAVE PREVIOUSLY SIGNED AND RETURNED YOUR PROXY.

                             OPEN PLAN SYSTEMS, INC.
                        4299 Carolina Avenue, Building C
                            Richmond, Virginia 23222


                                 PROXY STATEMENT


     This Proxy Statement is furnished to holders of Common Stock, no par value (the "Common Stock"), of Open Plan Systems, Inc. (the "Company"), in connection with the solicitation of proxies by the Board of Directors of the Company to be used at the 2000 Annual Meeting of Shareholders (the "Annual Meeting") to be held on Friday, May 12, 2000 at 2:00 p.m. in the Piedmont Room at Crestar Bank, 919 East Main Street, 4th Floor, Richmond, Virginia 23219, and any adjournment thereof.

     Any shareholder who executes a proxy has the power to revoke it at any time by executing and delivering to the Secretary of the Company, a proxy dated as of a later date, or by voting in person at the Annual Meeting. It is expected that this Proxy Statement and the enclosed proxy card will be mailed on or about April 12, 2000 to all shareholders entitled to vote at the Annual Meeting.

     The expense of soliciting proxies for the Annual Meeting will be paid for by the Company. Proxies are being solicited by mail and may also be solicited in person or by telephone, telefacsimile or electronic transmission by directors, officers and employees of the Company. The Company will reimburse banks, brokerage firms and other custodians, nominees and fiduciaries for their reasonable expenses in forwarding proxy materials to the beneficial owners of shares of the Common Stock.

     On April 5, 2000, the record date for determining those shareholders entitled to notice of and to vote at the Annual Meeting, there were 4,402,891 shares of Common Stock issued and outstanding. Each outstanding share of Common Stock is entitled to one vote on all matters to be acted upon at the Annual
Meeting. A majority of the shares of the Common Stock entitled to vote, represented in person or by proxy, constitutes a quorum for the transaction of business at the Annual Meeting. Abstentions and shares held of record by a broker or its nominee ("Broker Shares") that are voted as to any matter at the Annual Meeting will be included in determining the number of shares present or represented at the Annual Meeting that are not voted on any matter at the Annual Meeting will not be included in determining whether a quorum is present at the Annual Meeting.

     The aggregate number of votes cast on a proposal by all shareholders present in person or by proxy at the Annual Meeting will be used to determine the outcome of such proposal. Thus, in the case of the election of directors, the approval of the 2000 Stock Option Plan for Non-Employee Directors and the ratification of the appointment of the independent public accountants and other matters that may come before the Annual Meeting, abstention from voting on a matter by a shareholder present in person or by proxy at the Annual Meeting has no effect on the item on which the shareholder abstained from voting. In addition, broker "non-votes" will not be included in determining the number of votes cast on any matter.

     The Board of Directors of the Company is not aware of any matters other than those described in the Proxy Statement that may be presented for action at the Annual Meeting. However, if other matters do properly come before the Annual Meeting, the persons named in the enclosed proxy card possess discretionary authority to vote in accordance with their best judgment with respect to such other matters.

                                  PROPOSAL ONE

                              ELECTION OF DIRECTORS

     Two directors are to be elected at the Annual Meeting each to serve for a term of three years expiring on the date of the annual meeting of shareholders in 2003.

     The following pages set forth certain information concerning the nominees and incumbent directors whose terms of office will continue after the Annual Meeting. All of the nominees and incumbent directors were previously elected by the shareholders. Gary M. Farrell, a director since 1994, resigned from the Board effective March 15, 2000. The Board of Directors may fill the vacancy resulting from Mr. Farrell's resignation following the Annual Meeting or may reduce the size of the Board from eight to seven.

     Directors are elected by a plurality of the votes cast in the election of directors at a meeting at which a quorum is present. If the proxy is executed in such manner as not to withhold authority for the election of any or all of the nominees for directors, then the persons named in the proxy will vote the shares represented by the proxy for the election of the two nominees named below. If the proxy indicates that the shareholder wishes to withhold a vote from one or more nominees for director, such instructions will be followed by the persons named in the proxy.

     Each nominee has consented to being named in the Proxy Statement and has agreed to serve if elected. The Board of Directors has no reason to believe that any of the nominees will be unable or unwilling to serve. If, at the time of the Annual Meeting, any nominee is unable or unwilling to serve as a director, votes will be cast, pursuant to the enclosed proxy, for such substitute nominee as may be nominated by the Board of Directors. No family relationships exist among any of the directors or between any of the directors and executive officers of the Company.

     The following information is furnished with respect to each nominee for director and each incumbent director:

                Nominees for Director Whose Terms Expire in 2003

     Troy A. Peery, Jr., age 53, is the former President and Chief Operating Officer and director of Heilig Meyers Co., a national retailer of home furniture and furnishings headquartered in Richmond, Virginia. Mr. Peery held that position from 1985 to 1998. Mr. Peery currently serves on the Board of Directors of Crestar Bank and S&K Famous Brands, Inc. He is a member of the Compensation Committee, Executive Committee and the Audit Committee and has been a director of the Company since 1989.

     Robert F. Mizell, age 43, is a Senior Vice President and a director of Davenport & Company LLC, where he directs the firm's Corporate Finance Department. He is also President of Davenport Financial Advisors, LLC. Prior to joining Davenport in 1988, Mr. Mizell was a partner with the accounting firm of KPMG Peat Marwick. Mr. Mizell is also a director of Manorhouse Retirement Centers, Inc., Mid-Atlantic Mergers and Acquisitions Network and Security Filter Products Co., Inc. He is a member of the Executive Committee, the Compensation Committee and the Audit Committee and has been a director of the Company since 1996.

     The Board of Directors recommends that the shareholders vote FOR the nominees set forth above.

                 Incumbent Directors Whose Terms Expire in 2001

     William Sydnor Settle, age 66, is Chairman of Great Lakes Capital, Inc., a position he has held since 1990. Mr. Settle is also a principal of Great Lakes Capital, LLC, an affiliate of the Company. He has been a director of the Company since June 1998. He is a member of the Audit Committee.

     John L. Hobey, age 53, has been Chief Executive Officer of the Company since June 1998. From 1985 to 1997, Mr. Hobey was Chief Executive Officer of the Olofsson Corporation, a machine tool manufacturer in Lansing, Michigan. Mr. Hobey is also a principal of Great Lakes Capital, LLC, an affiliate of the Company. He is a member of the Executive Committee and has been a director of the Company since June 1998.

                 Incumbent Directors Whose Terms Expire in 2002


     Anthony  F.  Markel,  age  58,  is  President  and  a  director  of  Markel
Corporation, a Richmond, Virginia based publicly held insurance brokerage company. Mr. Markel has held these positions since 1990. He is also Chairman of the Board of the Company, a position he has held since April 8, 1998, and is a director of Hilb, Rogal & Hamilton Company. He is a member of the Executive Committee and the Compensation Committee and has been a director of the Company since 1989.

     Theodore L. Chandler, Jr., age 47, has been Senior Executive Vice President of LandAmerica Financial Group, Inc., a company providing title insurance and related services through its underwriting and other subsidiaries, since January 31, 2000. Prior to that time, Mr. Chandler served as a Vice President and a director of the law firm of Williams, Mullen, Clark & Dobbins in Richmond, Virginia, positions he held for more than 5 years. Mr. Chandler is also a director of LandAmerica Financial Group, Inc. and Hilb, Rogal and Hamilton Company. He is a member of the Compensation Committee, Executive Committee and the Audit Committee and has been a director of the Company since 1996.

     E. W. Mugford, age 64, is President and Chief Executive Officer of Royal Oldsmobile-Isuzu Inc., an automobile dealership located in Richmond, Virginia. Mr. Mugford also is President of Royal Auto Protection Company Ltd., an automobile insurance company located in Richmond, Virginia. Mr. Mugford has held these positions since 1971 and 1990, respectively. He is a member of the Audit Committee and has been a director of the Company since 1998.

Executive Officers

     Information with respect to John L. Hobey, Chief Executive Officer, is set forth above. Information with respect to the remaining executive officers of the Company is as follows:

     Willam F. Crabtree, age 60, has been Vice President - Finance and Chief Financial Officer of the Company since June 17, 1998. Mr. Crabtree had been Vice President and Chief Financial Officer of Olofsson Corporation from 1985 until 1997. Mr. Crabtree is also a principal of Great Lakes Capital, LLC, an affiliate of the Company.

     Stephen P. Hindle., age 44, has been Vice President - Sales & Marketing of the Company since January 31, 2000. Mr Hindle held several other Senior Sales and Marketing positions with the Company from March 4, 1996 to January 31, 2000. Prior to his employment with the Company, Mr. Hindle served as Vice President - Sales with Creative Office Environments, LLC, a contract office furniture dealer, from 1992 to 1996.

     Robert E. O'Neil, Jr., age 50, has been Vice President - National Accounts of the Company since December 1, 1997. Mr. O'Neil was previously Vice President
- Sales of the Company from November 18, 1996 to November 30, 1997. Prior to his employment with the Company, Mr. O'Neil served as Vice President - Sales with Superior Chaircraft Corporation from September 1994 to November 1996, and was a manager for Steelcase, Inc. from October 1977 to September 1994.

     Neil F. Suffa, age 35, has been Corporate Controller of the Company since December 2, 1996. From July 1994 to December 1996, Mr. Suffa was Senior Accounting and Reporting Accountant with James River Corporation, and from July 1986 to July 1994 was employed as Audit Manager with Deloitte & Touche LLP. Mr. Suffa also served as Chief Financial Officer of SAGA Systems, an independent service provider of access to the Internet, from May 1996 to October 1996, and served on the Board of Directors of that company until April 1997.

Nomination and Voting Arrangements

     On June 17, 1998, in connection with the Company's entry into a Management and Consulting Agreement with Great Lakes Capital, LLC ("Great Lakes"), the Company entered into a Voting and Standstill Agreement (the "Voting Agreement") with Great Lakes and its affiliate, Great Lakes Capital, Inc. ("GLC"), which provided that the Company would nominate and recommend each of John L. Hobey and William Sydnor Settle for election to the Board of Directors at the 1999 Annual Meeting for a two year term expiring in 2001. The shareholders of the Company elected Messrs. Hobey and Settle to the Board of Directors at the 1999 Annual Meeting following such nomination and recommendation. In addition, during the five year term of the Voting Agreement, Great Lakes and GLC agreed to certain prohibitions and requirements with respect to the voting of shares of stock owned by them or their affiliates, including the requirement that such shares be voted for nominees to the Board of Directors of the Company recommended by the Board of Directors or a nominating committee thereof. On March 17, 2000, Great Lakes, GLC and their affiliates owned 376,000 issued and outstanding shares of Common Stock that are subject to the Voting Agreement.

Security Ownership of Management

     The following table sets forth certain information with respect to the beneficial ownership of shares of the Company's Common Stock as of March 17, 2000, by each director and nominee of the Company, by those executive officers named in the Summary Compensation Table set forth under the caption "Executive Compensation" below, and by all of the directors and executive officers as a group.

                                            Amount and Nature of Beneficial Ownership(1)
                                      ----------------------------------------------------------

                                                                        Acquirable Within 60     Percent of Class(3)
Name                                           Common Stock                    Days(2)
John L. Hobey                                      259,000(4)                    631,250(5)             17.7%
Robert E. O'Neil, Jr.                                3,000                        22,500                 *
Troy A. Peery, Jr.                                  94,376                         4,000                 2.2%
Anthony F. Markel                                  294,218                         4,000                 6.8%
Theodore L. Chandler, Jr.                           25,000                         4,000                 *
Robert F. Mizell                                    17,500                         4,000                 *
E. W. Mugford                                      148,545                         2,000                 3.4%
William F. Crabtree                                211,000(4)                    615,625(5)             16.5%
William Sydnor Settle                              258,000(4)                    601,000(5)             16.1 %

All directors and executive                        904,139                       707,532                41.8 %
  officers  as a group (11
  persons)
_________

*Percentage of ownership is less than 1% of the outstanding shares of Common Stock of the Company.

    (1) Beneficial ownership has been determined in accordance with the provisions of Rule 13d-3 under the Securities Exchange Act of 1934, as amended, under which, in general, a person is deemed to be a beneficial owner of a security if he has or shares the power to vote or direct the voting of the security or the power to dispose or direct the disposition of the security, or if he has the right to acquire beneficial ownership of the security within 60 days.
    (2) Represents shares of Common Stock that can be purchased upon the exercise of vested stock options.
    (3) Percentages for shares beneficially owned are based on 4,402,891 shares of Common Stock issued and outstanding at March 17, 2000 and includes shares acquirable within 60 days by the persons named in the table.
    (4) Includes 204,000 shares beneficially owned by Great Lakes of which Messrs. Hobey, Crabtree and Settle are principals.
    (5) Includes 600,000 shares that may be acquired pursuant to stock options held by Great Lakes of which Messrs. Hobey, Crabtree and Settle are principals.

Security Ownership of Certain Beneficial Owners

     The persons, groups or other entities known by the Company to be beneficial owners of more than 5% of the outstanding Common Stock of the Company as of March 17, 2000 are set forth in the following table:

Name and Address                                    Number of Shares                              Percent of Class(2)
of Beneficial Owner                               Beneficially Owned(1)

SAFECO Corporation and SAFECO Asset                    331,900(3)                                       7.5%
Management Company, SAFECO Plaza,
Seattle, Washington 98185

SAFECO Common Stock Trust SAFECO Plaza,                244,500(3)                                       5.6%
Seattle, Washington 98185

Royce & Associates, Inc.                               354,300(4)                                       8.1%
1414 Avenue of the Americas
New York, NY 10019

C. Wesley Hall                                         296,800(5)                                       6.7%
15 Broad Run Road
Manakin-Sabot, VA 23103

Anthony F. Markel                                      298,218(6)                                       6.8%
Markel Corporation
4521Highwoods Parkway
Glen Allen VA 23060-6148

Great Lakes Capital, LLC                               804,000(7)                                        16.1%
310 South Street
Morristown, NJ. 07960

_________

(1) Beneficial ownership has been determined in accordance with the provisions of Rule 13d-3 under the Securities Exchange Act of 1934, as amended, under which, in general, a person is deemed to be a beneficial owner of a security if he has or shares the power to vote or direct the voting of the security or the power to dispose or direct the disposition of the security, or if he has the right to acquire beneficial ownership of the security within 60 days.
(2) Percentages for shares beneficially owned are based on 4,402,891 shares of Common Stock issued and outstanding at March 17, 2000 and includes shares acquirable within 60 days by the persons or entities named in the table.
(3) In an amendment to a Schedule 13G jointly filed with the Securities and Exchange Commission on February 11, 2000, SAFECO Corporation and its subsidiary, SAFECO Asset Management Company, reported beneficial ownership as of that date of 331,900 shares of the Common Stock of the Company for which it shares voting and dispositive power. The Schedule 13G reports that the shares identified therein are owned beneficially by registered investment companies for which SAFECO Asset Management Company serves as investment advisor, and includes the 244,500 shares reported in the joint
     Schedule 13G as beneficially owned by SAFECO Common Stock Trust.
(4) Royce & Associates, Inc. filed a Schedule 13G with the Securities and Exchange Commission on February 2, 2000 reporting beneficial ownership as of that date of 354,300 shares of the Common Stock of the Company for which it holds sole voting and dispositive power.
(5) Mr. Hall filed a Schedule 13D with the Securities and Exchange Commission on April 4, 2000 reporting beneficial ownership as of that date of 296,800 shares of the Common Stock of the Company for which he holds sole voting and dispositive power.
(6) Mr. Markel filed a Schedule 13D with the Securities and Exchange Commission on October 22, 1999, reporting beneficial ownership as of that date of 298,218 shares of the Common Stock of the Company for which he holds sole voting and dispositive power.
(7) Great Lakes Capital, LLC filed Amendment No. 1 to Schedule 13D with the Securities and Exchange Commission on November 12, 1999. Great Lakes Capital LLC reported beneficial ownership of 204,000 shares of the Common Stock of the Company along with options to purchase 600,000 shares of Common Stock of the Company. Mr. Settle, Mr. Hobey and Mr. Crabtree reported beneficial ownership of these shares as principals in Great Lakes Capital, LLC.

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and executive officers and persons who beneficially own more than 10% of the Company's Common Stock to file initial reports of ownership and reports of changes in ownership of Common Stock with the Securities and Exchange Commission. Such persons are required by Commission regulation to furnish the Company with copies of all Section 16(a) forms they file.

     To the Company's knowledge, based solely upon a review of the copies of such reports furnished to the Company, the Company believes that all applicable
Section 16(a) filing requirements were satisfied for events and transactions that occurred in 1999.

Committees of the Board of Directors

     The standing committees of the Board of Directors are the Executive Committee, the Compensation Committee and the Audit Committee. There is no nominating committee. The functions and membership of the standing committees and the number of such committee meetings held during the last fiscal year are as follows:

     Executive Committee. The Executive Committee is authorized to perform all duties and exercise all powers of the Board of Directors in the management of the business and affairs of the Company when the Board is not in session, except those duties and powers that are required by law to be performed or exercised by the Board of Directors as a whole. The current members of the Executive Committee are Anthony F. Markel, Chairman, Theodore L. Chandler, Jr., Troy A. Peery, Jr., John L. Hobey and Robert F. Mizell. The Executive Committee held no meetings in 1999.

     Compensation Committee. The Compensation Committee determines compensation for the Company's directors and executive officers and administers the Company's stock option plans. The responsibilities of the Compensation Committee are discussed below under the caption "Compensation Committee Report on Executive Compensation." The current members of the Compensation Committee are Troy A. Peery, Jr., Chairman, Theodore L. Chandler, Jr., Anthony F. Markel and Robert F. Mizell. The Compensation Committee held two meetings in 1999.

     Audit Committee. The Audit Committee makes recommendations concerning the engagement of the Company's independent public accountants, reviews with the independent public accountants the plans and results of the audit engagement, approves professional services provided by the independent public accountants, reviews the independence of the independent public accountants, considers the range of audit and non-audit fees and reviews the adequacy of the Company's internal accounting controls. The current members of the Audit Committee are Robert F. Mizell, Chairman, Troy A. Peery, Jr., W. Sydnor Settle, Edmund W. Mugford and Theodore L. Chandler, Jr. The Audit Committee held two meetings in 1999.

     During the fiscal year ended December 31, 1999, there were six meetings of the Board of Directors. All incumbent directors attended 75% or more of the total aggregate number of meetings of the Board of Directors and of the committees on which they served.

Directors' Compensation

     Each non-employee director of the Company receives an annual retainer of $5,000 payable quarterly, a fee of $1,000 for each Board meeting attended and a fee of $500 for each committee meeting attended. Each director is also reimbursed for certain expenses incurred in connection with attendance at Board and committee meetings.

     Effective June 5, 1996, the Company adopted the 1996 Stock Option Plan for Non-Employee Directors (the "Outside Directors' Plan"). The maximum aggregate number of shares of Common Stock that may be issued pursuant to the Outside Directors' Plan is 25,000. The Outside Directors' Plan is administered by the Compensation Committee of the Board of Directors of the Company, and will terminate following the annual meeting of shareholders in 2000. The Outside Directors' Plan will be replaced by the 2000 Stock Option Plan for Non-Employee Directors upon approval by the shareholders at the Annual Meeting. For additional information, see Proposal Two and Exhibit A to this Proxy Statement.

     Under the Outside Directors' Plan, each non-employee director of the Company serving on the Board of Directors receives an option to purchase 1,000 shares of Common Stock on the first business day following each annual meeting of shareholders. The exercise price of stock options granted under the Outside Directors' Plan is equal to the fair market value of the Common Stock on the date of grant. Each option is granted for a term of ten years and is first exercisable on the date which is six months from the date of grant of the option. Options granted under the Outside Directors' Plan may be exercised in whole or in part at any time upon payment by the optionee of the exercise price in cash or by surrendering previously-owned shares of Common Stock to the Company with a fair market value not less than the exercise price. In addition, the Company will cooperate in a cashless exercise of an option upon the request of a participant.

                          COMPENSATION COMMITTEE REPORT
                            ON EXECUTIVE COMPENSATION

     The Company's compensation policies applicable to its executive officers are administered by the Compensation Committee of the Board of Directors. The Compensation Committee determines the salaries of the Company's senior management and reviews and approves annual management incentive programs and executive benefits for senior management. It also administers the 1996 Stock Incentive Plan (the "Incentive Plan") and the 1996 Stock Option Plan for Non-Employee Directors. The Committee also reviews any significant changes in the Company's 401(k) plan. All decisions by the Compensation Committee relating to the compensation of the Company's senior management are reported to the full Board.

     Under rules established by the Securities and Exchange Commission, the Company is required to provide certain information with respect to the compensation of John L. Hobey, the Company's Chief Executive Officer, and the other executive officers of the Company. This report of the Compensation Committee primarily addresses the Company's compensation policies in effect for 1999.

Executive Compensation Policies

     The Compensation Committee's executive compensation policies are designed to provide competitive levels of compensation that integrate pay with the Company's annual and long-term performance goals, recognize individual initiative and achievements, and assist the Company in attracting and retaining highly qualified executives. They provide for competitive base salaries which reflect individual performance and level of responsibility; annual performance bonus opportunities payable in cash upon the attainment of pre-established financial and operating performance goals, and long-term, stock-based incentive opportunities under the Incentive Plan to further align the financial interests of management with those of the Company's shareholders.

     The Compensation Committee believes that the combination of base salary, annual performance bonus awards and long-term equity participation provides the appropriate framework to implement the Company's pay-for-performance policy.

     The Compensation Committee has determined to annually, or more frequently, review the Company's executive compensation program.

Base Salaries

     Factors considered by the Compensation Committee in determining base salaries for executive officers in 1999 included personal performance of the executive officer in light of individual levels of responsibility, the overall performance and profitability of the Company during the preceding year, economic trends that may be affecting the Company, and the competitiveness of the executive officer's salary with the salaries of executive officers in comparable positions at companies of comparable size or operational characteristics. Each factor is weighed by the Board of Directors in a subjective analysis of the appropriate level of compensation for that executive officer.

     The Company's executive compensation program stresses incentive opportunities linked to financial and operating performance. Therefore, base salaries for senior management for 1999 (other than Messrs. Hobey and Crabtree) were set at approximately the median for comparable positions at comparable companies. On June 17, 1998, the Company entered into a Management and Consulting Agreement with Great Lakes pursuant to which Great Lakes furnished Mr. Hobey to the Company as Chief Executive Officer and Mr. Crabtree as Chief Financial Officer. The Company also entered into Employment Agreements with Mr. Hobey and Mr. Crabtree for terms of eighteen months. Pursuant to the Employment Agreements, the annual base salaries for Messrs. Hobey and Crabtree were set at $160,000 and $120,000, respectively. In approving the Employment Agreements of Messrs. Hobey and Crabtree, the Board of Directors considered, with respect to base salary, the individual's prior management experience, level of responsibility and comparable salaries. The Employment Agreements expired on December 16, 1999.

Annual Incentives

     In 1999, certain of the executive officers of the Company were participants in an annual incentive program (the "Bonus Plan"). The Bonus Plan provides that incentive bonuses may be paid to executive officers if certain after-tax income and return on equity were met by the Company in 1999. If the Company met certain levels of after-tax profit, which translates into a comparable return on equity, then bonuses would be awarded based on a pre-defined percentage of their salary. In the event the Company's after-tax profits were less than the target, no bonus would be provided. Based on the Bonus Plan criteria, no bonuses were awarded under the Bonus Plan for 1999.

Long-Term Incentives

     The Committee administers the Incentive Plan under which it has granted options to key executives to purchase shares of the Company's Common Stock. The primary objective of issuing stock options is to encourage significant investment in stock ownership by management and to provide long-term financial rewards linked directly to market performance of the Company's stock. The Committee believes that significant ownership of stock by senior management is the best way to align the interests of management and the shareholders, and the Company's stock incentive program is effectively designed to further this objective.

     Effective May 11, 1999, the Committee granted stock options (the "1999 Options") to various executives, including the executive officers named in the Summary Compensation Table. The exercise price of the 1999 Options was based on the average of the high and low trading prices of the Common Stock on the date of grant. The 1999 Options vest over four years in annual increments of 25% commencing on the date of grant and expire seven years from the date of grant. An earlier expiration date may apply in the event of an optionee's termination of employment, retirement, death or disability; provided, however, that the 1999 options granted to Messrs. Hobey and Crabtree vest in full upon termination of employment provided that they give the Company notice not less that one year prior to leaving the Company.

     With respect to the allocation of available options among executive officers and employees, the Committee is of the view that, as a person's level of responsibility increases, greater portions of his or her total compensation should be linked to the long-term performance of the Company's Common Stock and return to its shareholders.

Tax Considerations

     The Omnibus Budget Reconciliation Act of 1993 ("OBRA") established certain criteria for the tax deductibility of compensation in excess of $1 million paid to the Company's executive officers. The Company is not in danger of losing deductions under OBRA. The Committee will carefully consider any plan or compensation arrangement that would result in the disallowance of compensation deductions. The Committee will use its best judgment in such cases, taking all factors into account, including the materiality of any deductions that may be lost. To date, the Committee has not adopted a policy that dictates its decision in such a situation.

        Submitted by the Compensation Committee of the Board of Directors
                          Troy A. Peery, Jr., Chairman
                            Theodore L. Chandler, Jr.
                                Anthony F. Markel
                                Robert F. Mizell

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Theodore  L.  Chandler,   Jr.,  a  member  of  the  Company's  Compensation
Committee, was during 1999 a member and a director of the law firm of Williams, Mullen, Clark & Dobbins, which serves as counsel to the Company.

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

Executive Compensation

     The following table sets forth, for the fiscal years ended December 31, 1999, 1998 and 1997, the compensation paid by the Company to the Company's Chief Executive Officer, and each other executive officer earning in excess of $100,000 during 1999, in all capacities in which they served:

                           Summary Compensation Table

                                                                                              Long Term
                                                                                            Compensation
                                                      Annual Compensation                      Awards
                                        ------------- -------------- --------------------
                                                                                             Securities
Name and                                                                Other Annual         Underlying           All Other
Principal Position             Year        Salary         Bonus       Compensation (1)       Options (#)       Compensation (2)

John L. Hobey (3)               1999      $ 160,000   $     -             $ 22,500 (4)         25,000               $4,591
Chief Executive Officer         1998         83,962         -               11,250 (4)         25,000                 -


William F. Crabtree (3)         1999        120,000         -                 -                12,500                3,302
Chief Financial Officer         1998         69,322         -                 -                12,500                1,937


Robert E. O'Neil, Jr.           1999        119,931       5,000               -                 2,500                3,619
Vice President - National       1998        119,931      10,000               -                  -                   9,270
Accounts                        1997        121,346         -                 -                12,500                  -

________

(1) Except as otherwise indicated, the dollar value of perquisites and other personal benefits did not exceed the lesser of $50,000 or 10% of the total amount of salary and bonus reported for each officer during the years shown.
(2) "All Other Compensation" for the fiscal year ended December 31, 1999 includes employer contributions of $4,591, $3,302 and $3,619 for Messrs. Hobey, Crabtree and O'Neil, respectively, to the Company's 401(k) Plan to match 1999 elective deferral contributions made by each to such Plan.
(3) Mr. Hobey and Mr. Crabtree were employed by the Company commencing June 17, 1998. Amounts shown for 1998 are for the period from June 17, 1998 to December 31, 1998.
(4) Represents compensation to Mr. Hobey related to the use of a Company furnished apartment.

     The executive officers of the Company participate in other benefit plans provided to all full-time employees of the Company who meet eligibility requirements, including group health, dental, disability and life insurance.

Stock Options

     The following table contains information concerning grants of stock options to the executive officers named in the Summary Compensation Table during the fiscal year ended December 31, 1999 under the Company's 1996 Stock Incentive
Plan:

                        Option Grants In Last Fiscal Year
                               (Individual Grants)

                             Number of Securities    Percent of Total
                              Underlying Options    Options Granted to  Exercise or    Expiration           Grant Date
Name                             Granted (1)       Employees in Fiscal  Base Price     Date (3)           Present Value
                                                           Year         ($/Sh) (2)                           ($) (4)

John L. Hobey                       25,000                  37.3%          $2.63        5/12/06          $31,250
William F. Crabtree                 12,500                  18.6%          $2.63        5/12/06          $15,625
Robert E. O'Neil, Jr.                2,500                   3.7%          $2.63        5/12/06          $ 3,125
________

(1) The options listed in the table were granted on May 11, 1999 and vest 25% per year commencing 6 months after the date of grant. In the case of Messrs. Hobey and Crabtree, the options vest in full upon termination of employment provided that they give the Company notice not less than one year year prior to leaving the Company.
(2) The exercise price for the options listed in the table was the average of the high and low trading prices of the Common Stock on the date of grant. The exercise price may be paid in cash, in shares of Common Stock of the Company valued at fair market value on the date of exercise, or pursuant to a cashless exercise procedure under which the optionee provides irrevocable instructions to a brokerage firm to sell the purchased shares and to remit to the Company, out of the sale proceeds, an amount equal to the exercise price plus all required withholding and other deductions.
(3) The options listed in the table expire May 12, 2006. An earlier expiration date may apply in the event of the optionee's termination of employment, retirement, death or disability.
(4) The fair value for these options was estimated at the date of grant using a Black-Scholes option pricing model assuming a risk-free interest rate of 5.6%, dividend yield of 0.0%, a weighted average expected life of the option of 6 years and a volatility factor of .461 for 1999.


Option Exercises and Holdings

     None of the executive officers named in the Summary Compensation Table exercised options during the fiscal year ended December 31, 1999. The following table sets forth information with respect to the value of all unexercised stock options held by such officers as of the end of the fiscal year:

                          Fiscal Year End Option Values

                                           Number of Securities Underlying   Value of Unexercised In-the-Money
                                         Unexercised Options at Fiscal Year        Options at Fiscal Year
                                                        End                                         End
                                                                                            (1)

Name                                       Exercisable     Unexerciseable      Exercisable    Unexerciseable
John L. Hobey                                  31,250            18,750             $0               $0
William F. Crabtree                            15,625             9,375              0                0
Robert E. O'Neil, Jr.                          16,250            13,750              0                0



(1) The value of the unexercised options at fiscal year end is calculated by determining the difference between the fair market value of the Common Stock on December 31, 1999 and the exercise price of such options. The average of the high and low sales prices of the Common Stock of the Company on December 31, 1999, as reported by The Nasdaq National Market, was $2.00. All of the options identified in the table had an exercise price that was higher than $2.00 on December 31, 1999, and therefore all of the options were out-of-the money on that date.

Transactions With Management

     On June 17, 1998, the Company entered into an Employment Agreement with John L. Hobey for a term of eighteen months that provided for Mr. Hobey to act as Chief Executive Officer of the Company. Mr. Hobey's compensation was set at $160,000 annually with an annual incentive bonus based upon criteria established by the Compensation Committee of the Board. Additionally, the agreement called for the Company to provide certain benefits to Mr. Hobey including living accommodations in the Richmond area during the term of the agreement as well as an option grant for 25,000 shares of Common Stock. At the same time, the Company entered into a Management and Consulting Agreement with Great Lakes, and a Voting and Standstill Agreement with Great Lakes and its affiliate, GLC. Mr. Hobey is a principal in each such entity. The Employment Agreement expired December 16, 1999.

     On June 17, 1998, the Company entered into an Employment Agreement with William F. Crabtree for a term of eighteen month that provided for Mr. Crabtree to act as Vice President - Finance and Chief Financial Officer of the Company. Mr. Crabtree's compensation was set at $120,000 annually with an annual incentive bonus based upon criteria established by the Compensation Committee of the Board. Additionally, the agreement called for the Company to grant Mr. Crabtree an option to purchase 12,500 shares of Common Stock. At the same time, the Company entered into a Management and Consulting Agreement with Great Lakes, and a Voting and Standstill Agreement with Great Lakes and its affiliate, GLC. Mr. Crabtree is a principal in each such entity. The Employment Agreement expired December 16, 1999.

     On September 15, 1999, the Company and certain investors purchased 993,542 shares of Common Stock held by Stan A. Fischer, the Company's founder, at a price of $2.50 per share. The transaction resulted in the Company purchasing approximately 430,000 shares of stock. In an event related to this transaction, the Company then immediately resold 160,000 shares of Common Stock to affiliates of GLC, including Messrs. Hobey and Crabtree, for $2.50 per share. This resulted in a net redemption by the Company of approximately 270,000 shares.

Certain Business Relationships

     Theodore L. Chandler, Jr., a member and a director of the law firm of Williams, Mullen, Clark & Dobbins, is a director of the Company. Williams, Mullen, Clark & Dobbins serves as counsel to the Company.

     Anthony F. Markel, the President and a director of Markel Corporation, is Chairman of the Board and a director of the Company. Shand Morahand Company, a wholly owned subsidiary of the Markel Corporation, provided directors and officers insurance to the Company during 1999 at fees that are customary for such services.

     John L. Hobey, William F. Crabtree and William Sydnor Settle, Chief Executive Officer, Chief Financial Officer and member of the Board, respectively, are principals of Great Lakes and GLC. Great Lakes and the Company entered into a Management and Consulting Agreement on June 17, 1998. In connection with the transaction, the Company granted Great Lakes a non-qualified stock option for 600,000 shares of Common Stock and entered into a Voting and Standstill Agreement with Great Lakes and GLC. These agreements were negotiated at arms-length and were entered into in connection with Messrs. Hobey, Settle and Crabtree joining the Company and its Board of Directors in their respective positions.

                                PERFORMANCE GRAPH

     The following Performance Graph compares the Company's cumulative total shareholder return on its Common Stock, assuming an initial investment of $100 on May 31, 19996 and reinvestment of dividends, with the cumulative total return on the NASDAQ Composite Index and the cumulative total return on the Company-constructed composite industry index, consisting of Reconditioned Systems, Inc., Business Resources Group, Herman Miller and Steelcase, a peer group index as of December 31st of each year since the Company's initial public offering on May 31, 1996. The Company selected the businesses in the composite industry index in its good faith belief that these public companies are most similar to the Company's business.

                                     [GRAPH}




                  Open            NASDAQ              Peer
                  Plan           Composite            Group
                 Systems           Index              Index
1996 IPO          100              100                 100
    1996           88              104                  40
    1997           33              118                 108
    1998           23              165                  81
    1999           20              306                  70


                                  PROPOSAL TWO


                                 APPROVAL OF THE
                             OPEN PLAN SYSTEMS, INC.
                           2000 STOCK OPTION PLAN FOR
                             NON-EMPLOYEE DIRECTORS

Introduction

     On March 15, 2000, the Board of Directors of the Company approved the 2000 Stock Option Plan for Non-Employee Directors (the "2000 Plan"). The 2000 Plan will replace the 1996 Stock Option Plan for Non-Employee Directors, as amended (the "Outside Directors' Plan") which, by its terms, expires on the first business day following the Annual Meeting. See "Directors' Compensation." The Company's experience with stock options has convinced the Board of Directors of the important role of stock options in recruiting and retaining non-employee directors with ability and initiative and in encouraging such persons to have a greater financial investment in the Company.

     The principal features of the 2000 Plan are summarized below. The summary is qualified in its entirety by reference to the complete text of the 2000 Plan, which is attached to this Proxy Statement as Exhibit A.

General

     Under the 2000 Plan, each non-employee director serving on the Board of Directors on the first business day following each annual meeting of shareholders is entitled to receive an option to purchase 1,000 shares of Common Stock. Currently, there are six non-employee directors who are eligible to participate in the 2000 Plan. The exercise price of stock options granted under the 2000 Plan is equal to the fair market value of a share of the Common Stock on the date of grant. Each option is granted for a term of ten years and is first exercisable on the date which is six months from the date of grant of the option. Options granted under the 2000 Plan may be exercised in whole or in part at any time upon payment by the director of the option price in cash or by surrendering to the Company previously owned shares of Common Stock with a fair market value of not less than the exercise price. In addition, the Company will cooperate in a cashless exercise of an option upon the request of a director.

     The 2000 Plan provides that in the event of a "change of control" (as defined in the 2000 Plan), unless otherwise provided by the Committee in a written agreement between the Company and the director, all outstanding options will become fully exercisable and vested to the full extent of the original grant.

     No option may be granted under the 2000 Plan after the first business day following the 2005 annual meeting of shareholders. Grants issued on or before the termination date of the 2000 Plan will remain valid after such termination in accordance with their terms. If the number of shares available for grant under the 2000 Plan is insufficient to make the automatic grants to directors as provided by the 2000 Plan, then all directors eligible to receive a grant will share ratably in the number of options available for grants under the Plan.

     The 2000 Plan authorizes the issuance of a total of 25,000 shares of Common Stock to directors upon the exercise of options granted pursuant to the 2000 Plan. In addition, if any option under the 2000 Plan or the Outside Directors' Plan is forfeited, cancelled or otherwise terminated for any reason other than its exercise, the shares allocated to such option will become available for issuance under other option grants under the 2000 Plan. The 2000 Plan also provides that if there is a stock split, stock dividend or other event that affects the Company's capitalization, appropriate adjustments will be made in the maximum number of shares that may be issued under the 2000 Plan and in the number of shares and price of all outstanding options issued before such event.

     On March 17, 2000, the closing sales price for a share of the Company's Common Stock on the Nasdaq National Market was $2.00

New Plan Benefits

     The following table sets forth information relating to benefits or amounts that may be received by the following persons or groups under the 2000 Plan: (i) the Company's Chief Executive Officer and each of the other executive officers named in the Summary Compensation Table; (ii) all current executive officers as a group; (iv) all current directors who are not executive officers as a group; and (v) all employees, including all current officers who are not executive officers, as a group.

                             OPEN PLAN SYSTEMS, INC.
                           2000 STOCK OPTION PLAN FOR
                             NON-EMPLOYEE DIRECTORS

Name and Position                                                            Number of Shares(1)

John L. Hobey                                                                         0
Chief Executive Officer

William F. Crabtree                                                                   0
Chief Financial Officer

Robert O'Neil, Jr.                                                                    0
Vice President ' National Accounts

Executive Group                                                                       0

Non-Executive Director Group (2)                                                   25,000

Non-Executive Officer Employee Group                                                  0



(1) Each non-employee director serving on the Board of Directors on the first business day following each annual meeting of shareholders is entitled to receive an option to purchase 1,000 shares of Common Stock.
(2)  Only non-employee directors are eligible to participate in the 2000 Plan.

Administration

     The 2000 Plan is administered by the Compensation Committee of the Board of Directors (the "Committee"). The Committee has the sole discretion, subject to certain limitations, (i) to construe the 2000 Plan, (ii) to determine all questions arising under the 2000 Plan and (iii) to adopt and amend rules and regulations for the administration of the 2000 Plan as the Committee deems desirable. The Committee has broad authority to fix the terms and conditions of the individual agreements with directors, and all determinations of the Committee are final and conclusive. All costs and expenses of administering the 2000 Plan will be borne by the Company.

Amendment or Termination

     The Board of Directors may amend or terminate the 2000 Plan; however, no amendment may become effective until shareholder approval is obtained if the amendment (i) increases the aggregate number of shares that may be issued pursuant to options, (ii) increases the benefits to directors under the 2000 Plan, or (iii) changes the requirements as to eligibility for participation in the 2000 Plan. Without a director's consent, the Board of Directors may not adopt any amendment which adversely affects any rights of a director under any option outstanding at the time that such amendment is made. In addition, the Board of Directors may not adopt any amendment which would disqualify the 2000 Plan from the exemption provided by Rule 16b-3 under the Securities Exchange Act of 1934, as amended.

Federal Income Tax Consequences

     The non-qualified stock options granted under the 2000 Plan are not taxable to a director at grant but result in taxation at exercise, at which time the individual will recognize ordinary income in an amount equal to the difference between the option exercise price and the fair market value of the Common Stock on the exercise date. The Company will be entitled to deduct a corresponding amount as a business expense in the year that the director recognizes this income.

Vote Required

     In order for it to be adopted, the proposed 2000 Plan must be approved by the holders of a majority of the shares of Common Stock present or represented by properly executed and delivered proxies at the Annual Meeting.

The Board of Directors recommends that the shareholders vote FOR the 2000 Stock Option Plan for Non-Employee Directors.




                                 PROPOSAL THREE

                  APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     The Board of Directors has appointed, subject to shareholder approval, the firm of Ernst & Young LLP as independent public accountants to audit the consolidated financial statements of the Company for the fiscal year ending December 31, 2000. A majority of the votes cast by holders of the Common Stock is required for the ratification of the appointment of the independent public accountants.

     Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting and will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

     The Board of Directors recommends that the shareholders vote FOR the appointment of Ernst & Young LLP as independent public accountants for the fiscal year ending December 31, 2000.


                        PROPOSALS FOR 2001 ANNUAL MEETING

     Under regulations of the Securities and Exchange Commission, any shareholder desiring to make a proposal to be acted upon at the 2001 annual meeting of shareholders must cause such proposal to be received, in proper form, at the Company's principal executive offices at 4299 Carolina Avenue, Building C, Richmond, Virginia 23222, Attention: Neil F. Suffa, Secretary, no later than December 13, 2000, in order for the proposal to be considered for inclusion in the Company's Proxy Statement for that meeting. The Company presently anticipates holding the 2001 annual meeting of shareholders on May 11, 2001.

     The Company's Bylaws also prescribe the procedure a shareholder must follow to nominate directors or to bring other business before shareholders' meetings. For a shareholder to nominate a candidate for director or to bring other business before a meeting, notice must be received by the Secretary of the Company not less than 60 days and not more than 90 days prior to the date of the meeting. Based upon an anticipated date of May 11, 2001 for the 2001 annual meeting of shareholders, the Company must receive such notice no later than March 12, 2001 and no earlier than February 9, 2001. Notice of a nomination for director must describe various matters regarding the nominee and the shareholder giving the notice. Notice of other business to be brought before the meeting must include a description of the proposed business, the reasons therefor, and other specified matters. Any shareholder may obtain a copy of the Company's Bylaws, without charge, upon written request to the Secretary of the Company.


                                  OTHER MATTERS

     THE COMPANY'S ANNUAL REPORT FOR THE FISCAL YEAR ENDED DECEMBER 31, 1999, INCLUDING FINANCIAL STATEMENTS, IS BEING MAILED TO SHAREHOLDERS WITH THIS PROXY STATEMENT. A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR 1999 FILED WITH THE COMMISSION, EXCLUDING EXHIBITS, MAY BE OBTAINED WITHOUT CHARGE BY WRITING TO NEIL F. SUFFA, SECRETARY OF THE COMPANY, WHOSE ADDRESS IS 4299 CAROLINA AVENUE, BUILDING C, RICHMOND, VIRGINIA 23222.

                                                                       Exhibit A

                             OPEN PLAN SYSTEMS, INC.

                             2000 STOCK OPTION PLAN
                           FOR NON-EMPLOYEE DIRECTORS

                                    Article I

                                   DEFINITIONS

     1.01 Agreement means a written agreement (including any amendment or supplement thereto) between the Company and a Participant specifying the terms and conditions of a Grant issued to such Participant.

     1.02 Board means the Board of Directors of the Company.

     1.03  Change of Control  means and shall be deemed to have taken  place if:
(i) any individual, entity or group (within the meaning of Sections 13(d)(3) or 14(d)(2) of the Exchange Act) becomes the beneficial owner of shares of the Company having 20 percent or more of the total number of votes that may be cast for the election of directors of the Company, other than (x) as a result of any acquisition directly from the Company, or (y) as a result of any acquisition by any employee benefit plans (or related trusts) sponsored or maintained by the Company or its Subsidiaries; or (ii) a change in the composition of the Board such that the individuals who, as of the Effective Date set forth in Section
10.12 hereof, constitute the Board (the Board as of the Effective Date shall be hereinafter referred to as the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, for purposes of this Section, that any individual who becomes a member of the Board subsequent to the Effective Date whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of those individuals who are members of the Board and who were also members of the Incumbent Board (or deemed to be such pursuant to this proviso) shall be considered as though such individual were a member of the Incumbent Board; but, provided further, that any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange
Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Board shall not be so considered as a member of the Incumbent Board.

     1.04 Code means the Internal Revenue Code of 1986, and any amendments thereto.

     1.05 Commission means the Securities and Exchange Commission or any successor agency.

     1.06 Committee means the Compensation Committee of the Board.

     1.07 Common Stock means the Common Stock of the Company.

     1.08 Company means Open Plan Systems, Inc.

     1.09 Exchange Act means the Securities Exchange Act of 1934, as amended from time to time, and any successor thereto.

     1.10 Fair Market Value means, on any given date, the mean between the highest and lowest reported sales prices of a share of Common Stock, as reported on the Nasdaq National Market on such date. If there is no regular public trading market for the Common Stock, the Fair Market Value shall be determined by the Committee in good faith.

     1.11 Grant means the grant of an Option.

     1.12 Non-Employee Director means a member of the Board who is not an employee of the Company or any Subsidiary.

     1.13 Option means a stock option that entitles the holder to purchase from the Company under the terms of this Plan the number of shares of Common Stock set forth in Article IV at the Option Price.

     1.14 Option Price means the price per share for Common Stock purchased on the exercise of an Option as provided in Article IV.

     1.15 Participant means a Non-Employee Director who is eligible to receive a Grant under this Plan.

     1.16 Plan means the 2000 Stock Option Plan for Non-Employee Directors, as amended from time to time.

     1.17 Prior Plan means the 1996 Stock Option Plan for Non-Employee Directors, as amended from time to time.

     1.18 Rule 16b-3 means Rule 16b-3 as  promulgated  by the  Commission  under
Section 16(b) of the Exchange Act, as amended from time to time, and any successor thereto.

     1.19 Securities Broker means the registered securities broker acceptable to the Company who agrees to effect the cashless exercise of an Option pursuant to
Section 7.03 hereof.

     1.20 Subsidiary means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations in the chain (other than the last corporation) owns stock possessing at least 50 percent of the total combined voting power of all classes of stock in one of the other corporations in such chain.

                                   Article II

                                     PURPOSE

     The Plan is intended to associate the interests of the Non-Employee Directors with those of the Company and its shareholders through increased equity ownership, to assist the Company in recruiting and retaining individuals of ability and experience who are not employed by the Company to serve on the Board and its committees and to provide incentive to those individuals by enabling them to participate in the future success of the Company.

                                   Article III

                                 ADMINISTRATION

     The Plan shall be administered by the Committee. The Committee shall have all the powers vested in it by the terms of the Plan, such powers to include the authority (within the limitations described herein) to prescribe the form of the Agreements evidencing Grants under the terms of the Plan. Subject to the provisions of the Plan, the Committee shall have the power to construe the Plan, to determine all questions arising thereunder and to adopt and amend such rules and regulations for the administration of the Plan as it may deem desirable, consistent with the provisions of the Plan. Any decision of the Committee in the administration of the Plan, as described herein, shall be final and conclusive. The Committee may act only by a majority of its members in office, except that the members thereof may authorize any one or more of their number or the Secretary or any other officer of the Company to execute and deliver documents on behalf of the Committee. No member of the Committee shall be liable for anything done or omitted to be done by such member or by any other member of the Committee in connection with the Plan, except in circumstances involving actual bad faith. All costs and expenses of administering the Plan shall be borne by the Company.

                                   Article IV

                                GRANTS OF OPTIONS

     Each Non-Employee Director who serves on the Board on that date which is the first business day following each Annual Meeting of Shareholders during the term of this Plan shall be granted an Option as of such date. Each Option shall be for the purchase by the Participant of 1,000 shares of Common Stock at a price per share equal to the Fair Market Value of a share of the Common Stock on the date of Grant. Each Option shall be evidenced by an Agreement issued by the Committee in the form prescribed by the Committee and consistent with the terms of the Plan. All Options granted under the Plan shall be non-statutory in nature and shall not be entitled to special tax treatment under Internal Revenue Code
Section 422.

                                    Article V

                                 AMOUNT OF STOCK

     The total number of shares of Common Stock reserved and available for issuance upon exercise of Options granted under the Plan shall be 25,000 shares, subject to adjustment as provided in Article VIII below. The Common Stock to be issued may be either authorized and unissued shares, issued shares acquired by the Company or its Subsidiaries, or any combination thereof. In the event that an Option under this Plan or the Prior Plan is forfeited, cancelled or otherwise terminated, in whole or in part, for any reason other than its exercise, the number of shares of Common Stock allocated to such Option may be reallocated to other Options to be granted under this Plan. In the event that the number of shares of Common Stock available for future Grants under the Plan is insufficient to make all automatic Grants required to be made on such date, then all Non-Employee Directors shall share ratably in the number of Options available for Grants under the Plan.

                                   Article VI

                               EXERCISE OF OPTIONS

     6.01 Exercisability. Each Option shall be first exercisable on the date which is six months from the date of the grant of the Option and shall continue to be exercisable for a term of ten years thereafter; provided, however, that:
(i) subject to the six-month exercisability requirement set forth above, an Option shall be exercisable, in the event of a Participant's death prior to exercising the Option, by his estate, or the person or persons to whom his rights under the Option shall pass by will or by the laws of descent and distribution but only for a period of two years from the date of the Participant's death or during the remainder of the period preceding the expiration of the Option, whichever is shorter; (ii) subject to the six-month exercisability requirement set forth above, an Option shall be exercisable if a Participant becomes permanently and totally disabled (within the meaning of Section 105(d)(4) of the Code) while serving on the Board prior to exercising the Option, but only for a period of two years from the date on which he ceases serving on the Board due to such disability or during the remainder of the period preceding the expiration of the Option, whichever is shorter; and (iii) subject to the six-month exercisability requirement set forth above, in the event that a Participant resigns from or is not re-elected or does not stand for re-election to the Board or in any other circumstance approved by the Committee in its sole discretion, an Option shall be exercisable, but only for a period of two years following the date of such resignation or cessation of service on the Board, or in the period prescribed by the Committee in an approved circumstance, or during the remainder of the period preceding the expiration of the Option, whichever is shorter.

     6.02 Transferability. Any Option granted hereunder shall not be transferable otherwise than by will or by the laws of descent and distribution, unless the Participant's Agreement expressly authorizes the transfer of all or any portion of the Option by the Participant and the exercise thereof by a person other than the Participant; provided, however, that (i) there may be no consideration paid by the transferee for any such transfer and (ii) subsequent transfers of transferred Options shall be prohibited except by will or the laws of descent and distribution. Any Option transferred pursuant to this Section
6.02 shall continue to be subject to the same terms and conditions following such transfer as were applicable immediately prior to such transfer. A transferred Option shall be exercisable by the transferee only to the extent and for the period specified in this Article VI.

                                   Article VII

                               MANNER OF EXERCISE

     7.01 Exercise. Subject to the provisions of Article VI, an Option may be exercised in whole at any time or in part from time to time. An Option granted under the Plan may be exercised with respect to any number of whole shares less than the full number for which the Option could be exercised. Such partial exercise of an Option shall not affect the right to exercise the Option from time to time in accordance with this Plan with respect to remaining shares subject to the Option.

     7.02 Payment. Payment of the Option Price may be made in cash or by surrendering previously owned shares of Common Stock to the Company, provided that the shares surrendered have a Fair Market Value (determined as of the day preceding the date of exercise of the Option) that is not less than such Option Price or part thereof.

     7.03 Cashless Exercise. To the extent permitted under applicable laws and regulations, at the request of the Participant, the Company will cooperate in a "cashless exercise" of an Option. The cashless exercise shall be effected by the Participant delivering to the Securities Broker instructions to exercise all or part of the Option, including instructions to sell a sufficient number of shares of Common Stock to cover the costs and expenses associated therewith.

     7.04 Withholding. At the time of the exercise of an Option, the Participant shall pay to the Company in cash the full amount of all federal and state income and employment taxes required to be withheld by the Company with respect to the taxable income of the Participant resulting from such exercise. If the Agreement so provides, payment of all or a part of such taxes may be made by the Participant surrendering shares of Common Stock to the Company, provided the shares surrendered have a Fair Market Value (determined as of the day preceding the date of exercise of the Option) that is not less than the amount of such taxes or part thereof, or by the sale of shares of Common Stock upon the cashless exercise of an Option pursuant to Section 7.03.

     7.05 Shareholder Rights. No Participant shall have any rights as a shareholder with respect to shares subject to an Option until the date such Option is exercised.

                                  Article VIII

                     ADJUSTMENT UPON CHANGE IN COMMON STOCK

     Should the Company effect one or more (x) stock dividends, stock split-ups, subdivisions or consolidations of shares or other similar changes in capitalization; (y) spin-offs, spin-outs, split-ups, split-offs, or other such distribution of assets to shareholders; or (z) direct or indirect assumptions and/or conversions of outstanding options due to an acquisition of the Company, then the maximum number of shares as to which Grants may be issued under this Plan and the number and price of shares of Common Stock subject to Grants shall be proportionately adjusted, and the terms of Options shall be adjusted, as the Committee shall determine to be equitably required to retain for the
Participants the equivalent economic benefit of their Option(s). Any determination made under this Article VIII by the Committee shall be final and conclusive.

     The issuance by the Company of shares of Common Stock or securities convertible into shares of Common Stock, for cash or property or for labor or services, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, any Grant.

                                   Article IX

              COMPLIANCE WITH LAW AND APPROVAL OF REGULATORY BODIES

     No Option shall be exercisable, no Common Stock shall be issued, no certificates for shares of Common Stock shall be delivered, and no payment shall be made under this Plan except in compliance with all applicable federal and state laws and regulations (including, without limitation, withholding tax requirements) and the rules of the Nasdaq Stock Market or any other domestic stock exchanges or market on which the Common Stock may be listed or traded. The Company may rely on an opinion of its counsel as to such compliance. Any share certificate issued to evidence Common Stock for which an Option is exercised may bear such legends and statements as the Committee may deem advisable to assure compliance with federal and state laws and regulations. No Grant shall be exercisable, no Common Stock shall be issued, no certificates for shares shall be delivered, and no payment shall be made under this Plan until the Company has obtained such consent or approval as the Committee may deem advisable from regulatory bodies having jurisdiction over such matters.

                                    Article X

                               GENERAL PROVISIONS

     10.01 Rules of Construction. Headings are given to the articles and sections of this Plan for ease of reference. The reference to any statute, regulation, or other provision of law shall be construed to refer to any amendment to or successor of such provision of law.

     10.02 Change of Control. In the event of a Change of Control, unless otherwise provided by the Committee in an Agreement, any outstanding Option which is not presently exercisable and vested as of the date any Change of Control occurs shall become fully exercisable and vested to the full extent of the original Grant upon such Change of Control date.

     10.03 Amendment. The Board may amend or terminate this Plan from time to time; provided, however, that no amendment may become effective until shareholder approval is obtained if the amendment would increase the number of shares that may be issued hereunder pursuant to Options, increase the benefits to Participants under the Plan, or change the requirements as to eligibility for participation in the Plan. Without a Participant's consent, no amendment shall adversely affect any rights of such Participant under any Grant outstanding at the time that such amendment is made, except for an amendment made to cause the Plan or a Grant to qualify for the Rule 16b-3 exemption. No amendment shall be made if it would disqualify the Plan from the exemption provided by Rule 16b-3.

     10.04 No Right. Neither the Plan nor any action taken hereunder shall be construed as giving any Non-Employee Director any right to be retained in the service of the Company.

     10.05 Unfunded Plan. The Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the issuance of shares upon exercise of any Option under the Plan, and issuance of shares upon exercise of Options shall be subordinated to the claims of the Company's general creditors.

     10.06 Acceptance. By accepting any Option or other benefit under the Plan, each Participant and each person claiming under or through such person shall be conclusively deemed to have indicated his acceptance and ratification of, and consent to, any action taken under the Plan by the Company or the Board.

     10.07 Rule 16b-3 Compliance. It is the intention of the Company that the Plan comply in all respects with Rule 16b-3, that any ambiguities or inconsistencies in construction of the Plan be interpreted to give effect to such intention and that, if any provision of the Plan is found not to be in compliance with Rule 16b-3, such provision shall be deemed null and void to the extent required to permit the Plan to comply with Rule 16b-3. The Committee may adopt rules and regulations under, and the Board may amend, the Plan in furtherance of the intent of the foregoing.

     10.08 Governing Law. The validity, construction and effect of the Plan and any actions taken or related to the Plan shall be determined in accordance with the laws of the Commonwealth of Virginia and applicable federal law.

     10.09 Successors and Assigns. All obligations of the Company under the Plan, with respect to Grants made hereunder, shall be binding on any successor to the Company, whether the existence of such successor is the result of a merger, consolidation, direct or indirect purchase of all or substantially all of the business and/or assets of the Company or otherwise. The Plan shall be binding on all successors and permitted assigns of a Participant, including, but not limited to, the estate of such Participant and the executor, administrator or trustee of such estate, and the guardians or legal representative of the Participant.

     10.10 Effect on Prior Plan and Other Compensation Arrangements. The adoption of this Plan shall have no effect on Grants made pursuant to the Prior Plan and the Company's other compensation arrangements. Nothing contained in this Plan shall prevent the Company from adopting other or additional compensation plans or arrangements for its Non-Employee Directors.

     10.11 Term of Plan. No Grant may be made under this Plan before the Effective Date of the Plan or after the first business day following the 2005 Annual Meeting of Shareholders (the "Termination Date"). Grants issued on or before the Termination Date shall remain valid in accordance with their terms.

     10.12 Effective Date. The Plan shall become effective on May 12, 2000 upon approval of the holders of a majority of the shares of the Company's outstanding voting stock present in person, or represented by proxy, and entitled to vote at a duly held meeting of the shareholders.

                             OPEN PLAN SYSTEMS, INC.

               Proxy Solicited on Behalf of the Board of Directors


     The undersigned hereby appoints William F. Crabtree and Neil F. Suffa, jointly and severally, as proxies, with full power to act alone, and with full power of substitution, to represent the undersigned and to vote, as designated on the reverse, all shares of Common Stock which the undersigned would be entitled to vote at the Annual Meeting of Shareholders of Open Plan Systems, Inc., a Virginia corporation (the "Corporation"), to be held at Crestar Bank, 919 East Main Street, 4th Floor, Richmond, Virginia, on Friday, May 12, 2000, at 2:00 p.m., local time, or any adjournments thereof, for the following purposes:

                     (PLEASE DATE AND SIGN ON REVERSE SIDE)

                 Please Detach and Mail in the Envelope Provided

--------------------------------------------------------------------------------

A  |X| Please mark your
       votes as in this
       example using
       dark ink only.

                   FOR nominees         WITHHOLD
                  listed at right     AUTHORITY to
                (except as written        vote
                        on          for all nominees
                  the line below)        listed
                                        at right                                                              FOR   AGAINST  ABSTAIN
                                                                                                                 _      _        _
                        _                  _                                    2. To approve the adoption of   |_|    |_|      |_|
1. To elect as         |_|                |_|       NOMINEES: Term Expires         the 2000 Stock Option Plan
   directors the                                              -------------        for Non-Employee Directors
   two persons                                                in 2003:                                           _      _        _
   listed as                                                  --------          3. To ratify the appointment    |_|    |_|      |_|
   nominees at right:                                         Troy A. Peery, Jr.   of Ernst & Young LLP as
                                                              Robert F. Mizell     independent auditors for
                                                                                   the Corporation for the
                                                                                   fiscal year ending
                                                                                   December 31, 2000.

(INSTRUCTION:  To withhold  authority to vote                                   3. In their discretion, the proxies are authorized
for any  individual  nominee listed at right,                                      to vote upon any other business that may properly
write  that   nominee's  name  on  the  space                                      come before the meeting, or any adjournment
provided below.)                                                                   thereof.


_______________________________________                                       THIS PROXY, WHEN PROPERLY  EXECUTED,  WILL BE VOTED IN
                                                                              THE MANNER DIRECTED HEREIN BY THE  SHAREHOLDER.  IF NO
                                                                              DIRECTION  IS GIVEN,  THIS PROXY WILL BE VOTED FOR ALL
                                                                              NOMINEES LISTED IN ITEM 1 AND FOR ITEM 2.

                                                                              PLEASE MARK, SIGN, DATE AND RETURN PROMPTLY


_____________________________________________     _____________________________________________      Dated: _______________, 2000
Signature of Shareholder                          Signature of Co-owner (if applicable)

Note: (If signing as Attorney, Administrator, Executor, Guardian or Trustee, please add your title as such.)

--------------------------------------------------------------------------------